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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of report (Date of earliest event reported): June 19, 2000
                                 (June 15, 2000)


                        Pacific Gateway Properties, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                   1-8692              04-2816560
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(State or Other Jurisdiction      (Commission          (IRS Employer
      of Incorporation)            File Number)      Identification No.)


930 Montgomery Street, Suite 400, San Francisco, CA              94133
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      (Address of Principal Executive Offices)                (Zip Code)


   Registrant's telephone number, including area code: (415) 398-4800
                                                       --------------


                                  N/A
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     (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

     On June 15, 2000, Pacific Gateway Properties, Inc. entered into an Agreement and Plan of Merger with Mission Orchard Statutory Trust and PGP Acquisition, Inc., pursuant to which PGP Acquisition, Inc. will merge into Pacific Gateway Properties. In the merger, holders of Pacific Gateway Properties common and preferred stock will receive at closing an initial cash payment of $12.60 per share for each Pacific Gateway Properties share held and, following a final reconciliation, a potential additional payment after certain adjustments relating to transaction expenses, any unanticipated casualty losses and possible changes in Pacific Gateway Properties' balance sheet at the time of closing. Each outstanding option to purchase Pacific Gateway Properties common stock will be canceled in exchange for an amount of cash equal to the difference between the cash merger consideration and the exercise price per share of the option.

     Consummation of the merger is subject to certain conditions precedent described in the Agreement and Plan of Merger, including Pacific Gateway Properties' stockholder approval.

     Copies of the Agreement and Plan of Merger and Pacific Gateway Properties' press release dated June 16, 2000 announcing the merger are included in this Current Report on Form 8-K as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger.


Item 7.  Financial Information, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Exhibit     Description
              -------     -----------

                2.1 Agreement and Plan of Merger, dated as of June 15, 2000 among Mission Orchard Statutory Trust,
                          PGP Acquisition, Inc. and Pacific Gateway
                          Properties, Inc.

               99.1       Press Release, dated June 16, 2000.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PACIFIC GATEWAY PROPERTIES, INC.

Date:  June 19, 2000            By:         /s/ Raymond V. Marino
                                   ---------------------------------------
                                   Name:  Raymond V. Marino
                                   Title: President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
 Number        Description
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  2.1          Agreement and Plan of Merger, dated as of June 15, 2000 among
               Mission Orchard Statutory Trust, PGP Acquisition, Inc. and
               Pacific Gateway Properties, Inc.

 99.1          Press Release, dated June 16, 2000.


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